SUPPLEMENT TO PROSPECTUSES
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.             Evergreen VA Perpetual International Fund (the "Fund")

         On July 27, 2001, shareholders of the Fund ("Acquired Fund") approved the reorganization of the Fund into Evergreen VA International Growth Fund ("Acquiring Fund"), effective at the close of business on August 3, 2001. In the reorganization, all of the assets of the Acquired Fund have been transferred to the Acquiring Fund and shareholders of the Acquired Fund have received shares of the Acquiring Fund in exchange for their shares.


August 6, 2001                                                    559293   8/01